ACCOUNTS RECEIVABLE - Schedule of Allowance for Credit Loss (FY) (Details) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Allowance for credit loss, beginning balance	$ 1,595	$ 1,481
Current-period provision (release) for expected credit losses	53	1,563
Write-offs charged against the allowance, net of recoveries and other	0	(1,449)
Allowance for credit loss, ending balance	$ 1,648	$ 1,595